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                                                                     EXHIBIT 4.1

                                     OPNET
                          Optimum Network Performance


                           OPNET Technologies, Inc.

NUMBER                                                          SHARES
OT

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                CUSIP 683757 10 8
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that











is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                          OF OPNET Technologies, Inc.

(the "Corporation"), a Delaware corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the Shares represented hereby are subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now in effect or hereafter amended, to all of which provisions the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.
        IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Countersigned and Registered:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  Transfer Agent
                                  and Registrar.

By
    --------------------------------------------
                             Authorized Signature


Dated:                      OPNET Technologies, Inc.
                                   CORPORATE
                                     SEAL
                                     0000

                                   DELAWARE
                                       *

/s/ Marc A. Cohen                                  /s/ Alain Cohen
-------------------------------------            -------------------------------
Secretary and Chief Executive Officer            President
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                           OPNET Technologies, Inc.


        The Corporation has authority to issue stock of more than one class. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian...........
                                                   (Cust)                (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right              Act..........................
          of survivorship and not as                           (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated ____________________

                        --------------------------------------------------------
                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or englargement or any change whatever.


Signature(s) Guaranteed:



By _____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.